As Filed with the Securities and Exchange Commission on September 20, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): Sept. 20, 2007 (Sept. 17, 2007)
MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	001-16167 (Commission File Number)	43-1878297 (IRS Employer Identification No.)
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 694-1000
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 17, 2007, Monsanto Company received a letter from Sharon R. Long, Ph.D., in which Dr. Long tendered her resignation as a member of the Board of Directors of Monsanto Company, which resignation shall become effective October 31, 2007. Dr. Long has not advised the company of any disagreement with the company on any matter relating to its operations, policies or practices. A press release regarding this matter is attached hereto as Exhibit 99.
ITEM 9.01     Financial Statement and Exhibits

(d)	Exhibits. The following document is filed as an exhibit to this report:

Exhibit 99 Press Release dated September 20, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 20, 2007

MONSANTO COMPANY
By:	/s/ Christopher A. Martin
	Name:	Christopher A. Martin
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release dated September 20, 2007.

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